UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022 (May 26, 2022)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Road,

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 26, 2022, Newell Brands Inc., a Delaware corporation (the “Company”) and Jarden Receivables, LLC, a wholly-owned subsidiary of the Company (“Jarden Receivables”) entered into the Ninth Omnibus Amendment (the “Amendment”) which provided for, among other things, a Second Amendment to the Amended and Restated Loan and Servicing Agreement, among Jarden Receivables, as Borrower, the Company, as Servicer, the Conduit Lenders, the Committed Lenders and the Managing Agents named therein, PNC Bank, National Association and Royal Bank of Canada, each as an Issuing Lender, PNC Bank, National Association, as Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent, dated October 2, 2019 and as amended thereafter, (the “Amended and Restated Loan and Servicing Agreement”). Capitalized terms herein shall be defined as set forth in the Ninth Omnibus Amendment or the Amended and Restated Loan and Servicing Agreement, as applicable, unless otherwise specified herein.

Pursuant to the terms of the Amendment, the Amended and Restated Loan and Servicing Agreement was amended as follows:

1)	the scheduled termination date of the Amended and Restated Loan Servicing Agreement was extended from October 2, 2022 to October 2, 2023;

2)	the facility limit on borrowings under the Amended and Restated Loan and Servicing Agreement was reduced to $375 million ($275 million during the period between February 1 and April 30 of each year);

3)

the maximum Delinquency Ratio under Section 7.01(g)(ii) of the Amended and Restated Loan Servicing Agreement was modified to increase the maximum of the average of the Delinquency Ratios for the current monthly period and the two (2) immediately preceding monthly periods from 8.5% to 14.0%; and

4)	the reference rate under the Amended and Restated Loan and Servicing Agreement was changed from LIBOR to the Secured Overnight Financing Rate (“SOFR”), as applicable.

The foregoing description of the Amended and Restated Loan and Servicing Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Loan and Servicing Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit Description

10.1	Ninth Omnibus Amendment, dated as of May 26, 2022

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: June 2, 2022	By:	/s/ Bradford R. Turner
Bradford R. Turner Chief Legal & Administrative Officer and Corporate Secretary

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